Filed under Rule 497(e)

Registration No. 33-52742

SunAmerica Series Trust

SA JPMorgan Large Cap Core Portfolio

(the “Portfolio”)

Supplement dated September 22, 2026

to the Portfolio’s Statement of Additional Information (“SAI”)

dated May 1, 2026, as supplemented and amended to date

Effective September 1, 2026, in the table under the section entitled “PORTFOLIO MANAGERS – Other Accounts,” in the subsection pertaining to J.P. Morgan Investment Management Inc. (JPMorgan), the information pertaining to Shilpee Raina is deleted and replaced with the following information for David Maccarrone:

Adviser/ Subadviser	Portfolio Managers	Other Accounts (As of August 31, 2026)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts	Total Assets (in millions)
JPMorgan	David Maccarrone	0	$0	0	$0	0	$0

Capitalized terms used but not defined herein shall have the meanings assigned to them by the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SASTSAI-SUP7 (9/26)